D.A. Davidson Engineering and Construction Products Conference September 17, 2009

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "continue," "anticipate," "estimate," "intend," "forecast," "may," "should," "could," "project," "outlook" and similar expressions identify forward-looking statements. These forward-looking statements are based on management's current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended July 25, 2009, and other risks outlined in the Company's periodic filings with the Securities and Exchange Commission ("SEC"). Except as required by law, the Company may not update forward- looking statements even though its situation may change in the future. This presentation includes certain "non-GAAP" financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation.

Dycom Industries Introduction Leading provider of specialty contracting services principally to telephone and cable companies Telecommunications industry dynamics driving growth potential Major participant in a large, but fragmented industry, which offers acquisition opportunities Significant portion of revenues from multi-year Master Service Agreements Experienced management team operating through a decentralized, customer-focused organizational structure Strong cash flows and liquidity

Revenue Mix Quarter Ended July 25, 2009 - $269.7 million Telecommunications Underground Facility Locating Electric Utilities and Other Construction and Maintenance Q4 2009 Telecommunications 0.762 Underground Facility Locating 0.181 Electric Utilities and Other Customers 0.057

Providing End-To-End Services Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation

Headquartered in Palm Beach Gardens, Florida Fourth quarter fiscal 2009 revenues of $269.7 million Strong financial profile Cash and equivalents $104.7 million at July 25, 2009 Shareholders' equity $390.6 million at July 25, 2009 Operating cash flow of $126.6 million for fiscal year 2009 Committed Bank Facility of $210 million through September 2011; $161.9 million available as of July 25, 2009 Nationwide footprint Operates in 48 states and to a limited extent in Canada 30 operating subsidiaries and hundreds of field offices Over 9,200 employees Listed on the NYSE under the ticker: DY Dycom Industries At a Glance Dycom is a leading telecommunications infrastructure provider in the United States

Strong subsidiaries, broad national footprint Subsidiaries Cable Connectors UtiliQuest Dycom's Nationwide Presence LAMBERTS Dycom Operating Overview

Industry Developments... Telephone/cable industry convergence - a reality Competition for customers drives growth Network bandwidth expansion - an imperative Telephone companies expanding network capacity Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband Product bundles - key to telephone/cable success Decrease churn Provide revenue growth opportunities to offset market share erosion Differentiate service from satellite video providers

....And Opportunities Increased capital spending Telephone company deployments of Fiber (FTTx) Cable company bandwidth expansion to 860 mhz. and 1 ghz. Customer premise equipment deployments Renewed focus on network reliability and availability as subscribers demand better service levels Continued outsourcing as time to market and installation quality crucial for new product launches

Telecom Capital Spending Capex Commentary Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission RBOCs will continue to constitute the vast majority of U.S. fixed line investment Significant portion of RBOCs' capital budgets are expected to be from fiber initiatives Carriers are shifting capital spending to address growth needs and increased competition from cable companies "[...], we saw good success in the consumer market as FiOS continues to be a superior product, driving overall growth in consumer revenues. We have great momentum in FiOS, which provides us with a significant opportunity to drive further growth in both customers and revenue. FiOS continues to expand into new areas, and we plan to have about 70% coverage of our telecom footprint subsequent to the Frontier transaction." John Killian, Verizon - Executive Vice President and CFO July 2009

Cable Capital Spending Capex Commentary Continued capital expenditures on bandwidth reclamation, VOIP and HDTV product offerings Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms "We continue to make progress on our key strategic initiatives, deploying DOCSIS 3.0, wideband and All-Digital and expanding our On Demand capabilities with Project Infinity, which are all very important to our long-term success." Brian Roberts, Comcast - Chairman and Chief Executive Officer August 2009

"Dig Safe" laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation Regulate telephone, cable, power, gas, water & sewer utilities Seek to minimize network outages, protect job-site workers, and safeguard the general public Locates often required as a condition for permit issuance Generally outsourced by telecom companies and cable operators Work generated by excavators via "800 number" call centers High volume of transactions must be completed within 48-72 hours Regulatory backdrop promotes steady workflow Driven by regional macro-economic factors Underground Facility Locating Services

Dycom's Competitive Advantages Established customer relationships and reputation Broad geographic coverage Scale to satisfy customer time and service requirements Responsive, local decentralized business units Access to capital Senior management operating expertise

Dycom employs a deliberate and methodical growth strategy Growth Strategy As Opportunities Expand Build and maintain long-term customer relationships at the local level Position business to capture both recurring maintenance and new capital spending Empower subsidiary management Build relationships with customer contracting decision makers Utilize detailed knowledge of local pricing dynamics Leverage subcontractors and local trade relationships Deliberately select attractive customers with profitable business Focus on higher quality, long-term telecommunications industry leaders Selectively screen potential acquisitions Healthy players that bring long-term, established customer relationships Complement existing Dycom customer footprint Position Company for significant customer capital or maintenance spending

AT&T 49940 Verizon 45907 Comcast 38195 CenturyLink 19399 Time Warner Cable 18422 Charter 13484 Windstream 10919 Qwest 7760 ETC canyons 6377 Cablevision 3889 All Other 55399 Blue-chip, predominantly investment grade clients comprise the vast majority of revenue Other Comcast Charter Cablevision Windstream AT&T CenturyTel* Well Established Customers Fiscal Quarter Ended July 25, 2009 Customer Revenue Breakdown Qwest Verizon Time Warner Cable ETC Canyons *CenturyTel, Inc. and Embarq Corporation revenues have been combined for periods prior to their July 2009 merger

Other Top 5 2000 264.7 496 2001 299.1 484.9 2002 213 365.6 2003 195.2 392.6 2004 268.9 572.3 2005 306.1 651.9 2006 357.1 637.9 2007 416.4 721.4 2008 439.4 790.5 2009 401.5 705.4 AT&T Comcast CenturyTel Verizon Qwest Adelphia Charter Comm Time Warner Cable 2000 153 183 44 22 52 2 26 2 2001 171 165 44 28 57 29 51 1 2002 108 116 28 12 31 74 38 2 2003 79 204 48 3 34 29 21 3 2004 135 249 92 32 53 45 29 4 2005 173 111 82 248 38 16 35 7 2006 227 86 86 190 32 23 49 14 2007 219 132 81 204 33 50 85 2008 232 146 79 226 39 65 108 2009 201 164 73 183 29 54 84 Customer Rotation Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending Revenue ($ in millions) $958 $842 $588 $579 $784 $760 Top 5 Customers Other 65% 35% 62% 38% 63% 68% 32% 68% 32% 64% 36% $995 37% 63% $1,138 33% 67% For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods. 37% 64% 36% $1,230 $1,107 64% 36%

Revenue - Fiscal 2009 Dycom's revenue stream is primarily generated by long-term contractual agreements Master Service Agreements (MSA's) Multi-year, multi-million dollar arrangements covering thousands of individual work orders Generally exclusive requirement contracts Long-term contracts relate to specific projects with terms in excess of one year from the contract date Short-term contracts relate to spot requirements Significant majority of contracts are based on units of delivery FY 09 Master Service Agreements 0.695 Long-term Contracts 0.172 Short-term Contracts 0.133 Master Service Agreements Long-term contracts Short-term contracts

Senior Management Operating Overview Seasoned management team with several decades of combined industry experience

Financial Summary

Centralize activities which yield synergistic benefits Treasury Tax Risk management Capital asset procurement Information technology resources Decentralize financial operations to provide solid support and flexibility at operating unit level Maintain financial resources to support internal growth and acquisition opportunities Financial Overview

Fiscal Year Results - Revenue and Earnings (1) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain adjusting items. See "Regulation G Disclosure" slides for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Annual revenue exceeding $1.1 billion for the three most recent years Revenue and results impacted by customer reductions in near- term capital spending plans in response to challenging economic conditions

Quarterly Results - Revenue and Earnings (1) The amounts for EBITDA - Adjusted and Income (loss) from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain adjusting items. See "Regulation G Disclosure" slides for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Seasonal revenue pattern driven by weather and available work Revenue decline in Q4-09 of 16.3% compared to Q4-08 reflects customer reductions in near-term capital spending plans Sequential increase in results in Q4- 09 compared to Q3-09 from higher operating levels and improved operating efficiency

Fiscal Year Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain adjusting items. See "Regulation G Disclosure" slides for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Cash flow from operations over $100 million for the four most recent years Ample cash flows to support capital expenditures and fund operations Long term financing in place as of July 25, 2009 $135.35 million Senior Subordinated Notes - Oct 2015 maturity $210 million Credit Facility - Sept 2011 maturity - no borrowings outstanding 0.3x ratio of Net Debt to EBITDA-Adjusted in fiscal 2009

Quarterly Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain adjusting items. See "Regulation G Disclosure" slides for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Significant cash flow from operations during 2009 reflects efficient conversion of earnings and working capital to cash Net debt declined during 2009 based on significant cash flows from operations and repurchase of $14.65 million principal amount of Senior Subordinated Notes at a discount Ample liquidity as of July 2009 $104.7 million cash and equivalents $161.9 million availability under Revolving Credit Facility

Regulation G Disclosure

D.A. Davidson Engineering and Construction Products Conference September 17, 2009